UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☐
Filed by a Party other than the Registrant  ☒

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PartnerRe Ltd.
(Name of Registrant as Specified In Its Charter)

EXOR S.p.A. John Elkann Enrico Vellano Mario Bonaccorso Fabiola Portoso
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1.	Amount previously paid:

	2.	Form, schedule or registration statement no.:

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	4.	Date Filed:

On June 23, 2015, EXOR S.p.A. (“EXOR”) sent the following letter to the preferred shareholders of PartnerRe Ltd.:

YOU’VE ENJOYED GOOD RETURNS    AS A PREFERRED SHAREHOLDER RIGHT?
EXOR wants preferred shareholders to continue to benefit from their investment in PartnerRe. Under EXOR’s plans PartnerRe will remain a standalone business within the EXOR group and will have added financial strength, making your investment even safer in the future. EXOR = STABILITY + SECURITY FOR PARTNERRE SHAREHOLDERS.
Protect your investment — vote the GOLD card AGAINST the AXIS transaction. With EXOR, your terms and rights will be exactly the same as they are today — and you’ll be part of a stronger and more financially secure company going forward. VOTE AGAINST THE AXIS TRANSACTION AND GIVE YOURSELF THE CHANCE TO BE PART OF THIS FUTURE EXOR WANTS THAT TO CONTINUE…  >>   >>
Standalone PartnerRe Today Standalone PartnerRe Under EXOR Ownership Preferred Ratings (S&P) BBB No change* Financial Reporting US GAAP on a quarterly basis No change Share Listing NYSE No change Tax Treatment Standard No change Financial Strength Solid Solid and strengthening *Standard & Poor’s has affirmed that EXOR is rated as an Investment Holding Company and therefore EXOR’s rating and the ratings of its investee companies are independent of one another. The rating of PartnerRe preferred shares won’t be impacted by the EXOR transaction. PartnerRe’s debt will be the same, the preferred shares will remain outstanding and EXOR expects to improve PartnerRe’s credit rating over the medium term.

PLEASE SIGN, DATE AND VOTE THE GOLD PROXY CARD AGAINST  ALL THREE PROPOSALS RELATED TO THE AXIS TRANSACTION   Do not sign or return any WHITE proxy cards you receive from PartnerRe. An ABSTAIN vote is  not the same as voting the GOLD card AGAINST the proposals related to the AXIS transaction.
Ensure that your voice is heard by voting GOLD today. If you have already returned a WHITE    proxy card, you can change your vote by simply returning the GOLD proxy card today.   If you would like to receive copies of EXOR’s proxy statement or have questions about the   EXOR offer or voting your shares, you can contact our proxy solicitor, Okapi Partners LLC, at:
toll free: (877) 796-5274 or +1 (212) 297-0720 or info@okapipartners.com    Additional information about EXOR’s offer and access to proxy materials are also available at: www.exor-partnerre.com.
FORWARD-LOOKING STATEMENTS  Certain statements and information contained in this communication that are not statements or information of historical fact constitute forward-looking   statements, notwithstanding that such statements are not specifically identified as such. These statements may include terminology such as “may”,   “will”, “expect”, “could”, “should”, “intend”, “commit”, “estimate”, “anticipate”, “believe”, “remain”, “on track”, “design”, “target”, “objective”, “goal”,   “forecast”, “projection”, “outlook”, “prospects”, “plan”, “intend”, or similar terminology, including by way of example and without limitation plans,  intentions and expectations regarding the proposal to acquire PartnerRe, the financing of a potential transaction, and the anticipated results, benefits, synergies, earnings accretion, costs, timing and other expectations of the benefits of a potential transaction. Forward-looking statements are related   to future, not past, events and are not guarantees of future performance. These statements are based on current expectations and projections about   future events and, by their nature, address matters that are, to different degrees, uncertain and are subject to inherent risks and uncertainties. They   relate to events and depend on circumstances that may or may not occur or exist in the future, and, as such, undue reliance should not be placed on   them. Actual results may differ materially from those expressed in such statements as a result of a variety of factors, including changes in general economic, financial and market conditions and other changes in business conditions, changes in commodity prices, the level of demand and financial   performance of the major industries our portfolio companies serve, changes in regulations and institutional framework (in each case, in Italy or   abroad), and many other factors, most of which are outside of the control of EXOR. EXOR expressly disclaims and does not assume any liability in   connection with any inaccuracies in any of these forward-looking statements or in connection with any use by any party of such forward-looking   statements. Any forward-looking statements contained in this communication speaks only as of the date of this communication. EXOR undertakes  no obligation to update or revise its outlook or forward-looking statements, whether as a result of new developments or otherwise. Names, organizations   and company names referred to may be the trademarks of their respective owners. This communication does not represent investment  dvice neither a solicitation, nor a recommendation nor an invitation, nor an offer for the purchase or sale of financial products and/or of any kind of
financial services as contemplated by the laws in any country or state.   IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS   This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. EXOR has filed a proxy   statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) in connection with the upcoming special   meeting of the shareholders of PartnerRe at which the PartnerRe shareholders will consider certain proposals regarding the proposed transaction  with AXIS (the “Special Meeting Proposals”). This material is not a substitute for the Proxy Statement that EXOR has filed with the SEC or any other  documents which EXOR may send to its or PartnerRe’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY   HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE  BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. All such documents, when  filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to EXOR through the investor contacts listed above.
PARTICIPANTS IN THE SOLICITATION
EXOR and its directors, executive officers and other employees may be deemed to be participants in any solicitation of shareholders in connection  with the Special Meeting Proposals. Information regarding EXOR’s directors and executive officers is available in EXOR’s public announcements and  filings with the SEC, Consob and the Borsa Italiana, which can also be found at www.exor.com. Other information regarding the participants in the  proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the Proxy Statement.